                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 1999


                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 1999-4
             (Exact name of registrant as specified in its charter)

          Nevada                        333-75295                        88-0360305
(State or Other Jurisdiction of   (Commission File Number)       (I.R.S. Employer Identification
    Incorporation)                                                           No.)


                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                        333-75295                         88-0360305
(State or Other Jurisdiction of   (Commission File Number)       (I.R.S. Employer Identification
    Incorporation)                                                           No.)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                    92127
    (Address of principal executive                             (Zip Code)
               offices)

Registrant's Telephone Number,
including area code:                                            (858) 676-3099


          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999, and for the periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-75295) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         Consents

         In connection with the issuance of the Advanta Mortgage Loan Asset Backed Notes, Series 1999-4 (the "Notes"), the registrant is filing herewith the consents of KPMG LLP ("KPMG") and Arthur Andersen LLP ("AA") to the use of their names and the incorporation by reference of their reports in the prospectus supplement relating to the issuance of the Notes. The consents of KPMG and AA are attached hereto as Exhibits 23.1 and 23.2 respectively.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


               Exhibit No.        Description
               -----------        -----------
                  23.1            Consent of KPMG LLP
                  23.2            Consent of Arthur Andersen LLP

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADVANTA MORTGAGE LOAN TRUST 1999-4

                                         By: Advanta Conduit Receivables, Inc.


                                         By:  /s/ Michael Coco
                                              ---------------------------------
                                              Name: Michael Coco
                                              Title:   Vice President


                                         ADVANTA CONDUIT RECEIVABLES, INC.

                                         By: /s/ Michael Coco
                                              ---------------------------------
                                              Name: Michael Coco
                                              Title:   Vice President





Dated:  November 9, 1999

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

  23.1            Consent of KPMG LLP

  23.2            Consent of Arthur Andersen LLP